10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Growth and Income Fund
Dominion Resources Inc.
  10/15/02
Cost:

       $8,100
     $186,300

%of Offering Purchase

   0.001%
   0.017%

Broker:
McDonald Investments Inc.
Bear Stearns & Co.
Underwriting Synicate Members:
Merrill Lynch & Co.
Morgan Stanley & Co.
Banc of America Securities LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.


Fund

Value Fund
Dominion Resources Inc.
  10/15/02
Cost:

     $194,400
      $12,150

%of Offering Purchase

   0.018%
   0.001%

Broker:
Bear Stearns & Co.
McDonald Investments Inc.
Underwriting Synicate Members:
Merrill Lynch & Co.
Morgan Stanley & Co.
Banc of America Securities LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.

Fund

Growth and Income Fund
Macerich Company

  11/22/02
Cost:

      $29,000
      $52,200

     $498,800
      $55,100
      $52,200
      $55,100
      $52,200

%of Offering Purchase

   0.008%
   0.014%
   0.130%
   0.014%
   0.014%
   0.014%
   0.014%
Broker:
McDonald Investments Inc.
BT Alex Brown
Underwriting Synicate Members:
Deutsche Bank Securities Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.


Fund

Equity Income Fund
Macerich Company

  11/22/02
Cost:

      $92,800
     $182,700

   $1,684,900
     $179,800
     $182,700
     $179,800
     $182,700

%of Offering Purchase

   0.024%
   0.048%
   0.440%
   0.047%
   0.048%
   0.047%
   0.048%
Broker:
McDonald Investments Inc.
BT Alex Brown
Underwriting Synicate Members:
Deutsche Bank Securities Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.


Fund

Growth and Income Fund
Oneok Inc.
   1/23/03
Cost:

     $749,484
      $72,198

%of Offering Purchase

   0.363%
   0.035%

Broker:
Banc of America Securities LLC
Underwriting Synicate Members:
Banc of America Securities LLC
UBS Warburg LLC
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.
A.G. Edwards & Sons, Inc.


Fund

Value Fund
Oneok Inc.
   1/23/03
Cost:

     $618,840
     $271,602

%of Offering Purchase

   0.300%

   0.132%
   ------
Broker:
Banc of America Securities LLC
Underwriting Synicate Members:
Banc of America Securities LLC
UBS Warburg LLC
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.
A.G. Edwards & Sons, Inc.